                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Coram Healthcare Corporation:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                              /s/  KPMG Peat Marwick LLP
                                            ------------------------------------
                                                   KPMG Peat Marwick LLP

Orange County, California
April 17, 1996